UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2006

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	1-7845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 10, 2006 the Company issued a press release announcing the Board’s action to promote David S. Haffner from Chief Operating Officer to Chief Executive Officer. Mr. Haffner succeeds Felix E. Wright, who will continue to serve as an employee Chairman of the Board. The Board also promoted Karl G. Glassman to succeed Mr. Haffner as Chief Operating Officer.

The Company entered into an Employment Agreement and a Severance Benefit Agreement with both Mr. Haffner and Mr. Glassman on May 10, 2006. The material terms and conditions of the agreements are described below. The agreements are attached as Exhibits 10.1 through 10.4 and are incorporated by reference. The following descriptions are qualified in their entirety by reference to the agreements filed herewith.

The Company and Mr. Wright were parties to an employment agreement that expired by its terms on May 10, 2006. In his capacity as Chairman of the Board, Mr. Wright will be paid a base salary of $700,000 and his target bonus percentage will be 60%. Mr. Wright will continue to serve the Company at the pleasure of the Board. An updated summary of cash compensation for the Company’s named executive officers is attached as Exhibit 10.5 and is incorporated by reference. This exhibit updates Exhibit 10.2 to the Company’s Form 10-Q filed on May 5, 2006.

Employment Agreements

Both Mr. Haffner’s and Mr. Glassman’s employment agreements have a 3-year term, expiring on the date of the 2009 Annual Meeting of Shareholders. Except as otherwise noted, benefits provided under the agreements are those generally available to executive officers and/or employees.

The Company may terminate the agreements without cause upon three months written notice to the executive. In that event, the Company’s obligation to the executive continues for the term of the agreement.

The agreements subject the executives to non-competition restrictions for two years after termination of employment, unless the Company terminates the executive without cause. During the non-competition period, the Company will provide health and medical insurance to the executive and his dependents at least equal to the insurance provided before termination of employment.

Other material terms of the agreements are set forth below.

Provision	Haffner	Glassman
Position	Chief Executive Officer and President	Chief Operating Officer and Executive Vice President

Base Salary	$775,000, subject to annual increases as determined by Compensation Committee	$620,000, subject to annual increases as determined by Compensation Committee

Bonus	As determined under Key Officers Incentive Plan at 70% target percentage	As determined under Key Officers Incentive Plan at 60% target percentage

Stock Option Grant on May 10, 2006

•      at-market stock options equal to $2,325,000 divided by the closing stock price on May 10, 2006

•      vest annually in 1/3 increments beginning 18 months after grant

•      10-year term

•      not subject to forfeiture upon termination of employment

•      subject to standard option terms and conditions

None

Executive’s Option to Terminate

•     upon 6 months written notice

•     if not elected to continue as CEO

•     if not elected as a director and member of the Board’s Executive Committee unless not nominated by Board Nominating & Corporate Governance (“N&CG”) committee for regulatory compliance reasons

•     if executive does not receive a salary increase in any year, unless due to company-wide salary freeze

•     if company is merged out of existence, sold or dissolved

•     if working control of company is lost in proxy contest or tender offer

•     upon 6 months written notice

•     if not elected as a director unless not nominated by Board Nominating & Corporate Governance (“N&CG”) committee for regulatory compliance or corporate governance reasons

•     if executive does not receive a salary increase in any year, unless due to company-wide salary freeze

•     if company is merged out of existence, sold or dissolved

•     if working control of company is lost in proxy contest or tender offer

Termination by Company for Cause

•     conviction of felony crime

•     willful breach of Code of Business Conduct deemed by Board N&CG committee to cause significant injury to the company

•     willful act or omission involving fraud, misappropriation, or dishonesty deemed by Board N&CG committee to cause significant injury to company

•     willful violation of specific written directions of the Board following notice of such violation

•     continuing, repeated, willful failure to substantially perform duties, following written notice from Board

•     conviction of felony crime

•     willful breach of Code of Business Conduct that causes material injury to company

•     willful act or omission involving fraud, misappropriation, or dishonesty that causes material injury to company or results in material enrichment to executive at expense of company

•     willful violation of specific written directions of the Board or CEO following notice of such violation

•     continuing, repeated, willful failure to substantially perform duties, following written notice from Board

Severance Benefit Agreements

The severance benefit agreements provide Mr. Haffner and Mr. Glassman with certain benefits upon a change-in-control of the Company. As defined in the agreements, a change-in-control is deemed to have occurred if:

•	there is a change in control as contemplated by Item 6(e) of Schedule 14A, Regulation 14A or by Item 5.01 of Form 8-K of the Exchange Act

•	any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner of 25% or more of the combined voting power of the Company’s outstanding voting securities

•	the current directors or their “successors” (as defined in the agreement) cease to constitute a majority of the Board of Directors

•	after a merger or consolidation with another corporation, less than 75% of the outstanding voting securities of the surviving corporation are owned by the former shareholders of the Company

•	the Company liquidates, sells or otherwise transfers all or substantially all of its assets to a person not controlled by the Company both immediately prior to and after such sale

The severance benefit agreements have no fixed expiration dates. Any benefits provided under the agreements are in addition to, and not in lieu of, any benefits that may be provided under the executive’s employment agreement. The agreements entitle the covered executives to severance benefits if, during a specified period following a change-in-control of the Company, (the “Protected Period”), (i) the executive’s employment is terminated by the Company (except for “cause” or “disability”), or (ii) the executive terminates his employment for “good reason,” as defined in the agreements.

Additional terms of the agreements are described below.

Provision	Haffner	Glassman

Protected Period	36 months immediately following change in control	30 months immediately following change in control

Benefits upon Termination of Employment by Company (other than for Death, Disability or Cause) or by Executive for Good Reason

•     base salary through date of termination

•     pro-rata bonus for year of termination

•     monthly severance payments equal to 170% of executive’s base salary multiplied by 3 payable monthly for 36 months

•     continuation of fringe benefits for up to 36 months, as permitted by IRS Code, or equivalent lump sum payment

•     lump sum additional retirement benefit (actuarial equivalent of additional 36 months of continuous service)

•     acceleration and immediate exercisability of all unexercised stock options or surrender for cash

•     repurchase of company shares owned by executive

•     option to purchase company car at lower of book or wholesale value

•     base salary through date of termination

•     pro-rata bonus for year of termination

•     monthly severance payments equal to 160% of executive’s base salary multiplied by 2.5 payable monthly for 30 months

•     continuation of fringe benefits for 30 months, as permitted by IRS Code, or equivalent lump sum payment

•     lump sum additional retirement benefit (actuarial equivalent of additional 30 months of continuous service)

•     acceleration and immediate exercisability of all unexercised stock options or surrender for cash

•     repurchase of company shares owned by executive

•     option to purchase company car at lower of book or wholesale value

Gross Up Payment

•     Gross Up Payment of amount equal to excise taxes payable by executive plus all income, employment and excise taxes incurred on the Gross Up Payment

•     Gross Up Payment only made if benefits under the agreement exceed the 280G limit by 10% or more; if less than 10%, benefits capped at $1 below 280G limit.

•     Gross Up Payment of amount equal to excise taxes payable by executive plus all income, employment and excise taxes incurred on the Gross Up Payment

•     Gross Up Payment only made if benefits under the agreement exceed the 280G limit by 10% or more; if less than 10%, benefits capped at $1 below 280G limit.

Termination benefits provided under the agreements represent severance compensation to which the executive is entitled. The executive is not required to mitigate the amount of any termination benefit provided under the agreement, but any fringe benefits he may receive from a new job will reduce any fringe benefits the Company is then providing under the agreement.

The agreements further provide that, within one year following a change-in-control opposed by a majority of the directors, the executive may elect to terminate his employment for any reason and receive, in lieu of the benefits described above, a lump sum payment equal to 75% of the executive’s cash compensation preceding the year of termination and certain fringe benefits for one year.

Item 1.02 Termination of a Material Definitive Agreement

The following agreements, which have been previously filed as exhibits to the Company’s periodic reports filed with the SEC (File No. 001-07845) as indicated below, have been superseded by the new agreements described in Item 1.01 above and are incorporated herein by reference.

a)	Employment Agreement between the Company and David S. Haffner, dated July 30, 2001, filed October 31, 2001 as Exhibit 10 to the Company’s 10-Q for the quarter ended September 30, 2001.

b)	Employment Agreement between the Company and Karl G. Glassman, dated November 1, 2005, filed November 3, 2005 as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended September 30, 2005.

c)	Severance Benefit Agreement between the Company and David S. Haffner, dated July 30, 2001, filed October 31, 2001 as Exhibit 10 to the Company’s Form 10-Q for the quarter ended September 30, 2001

d)	Severance Benefit Agreement between the Company and Karl G. Glassman, dated November 1, 2005, filed November 3, 2005 as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended September 30, 2005.

A description of the material terms of each of the above agreements can be found in the Company’s proxy statement filed March 31, 2006 (the “Proxy Statement”), under the heading “Employment Contracts and Change-in-Control Arrangements,” which is incorporated herein by reference. The Company incurred no early termination penalties in connection with the termination of these agreements.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) As described in Item 1.01, on May 10, 2006 the Board of Directors implemented its management succession plan and appointed David S. Haffner to succeed Felix E. Wright as Chief Executive Officer of the Company. Also on May 10, 2006, the Board appointed Mr. Wright as Chairman of the Board. The Company and Mr. Wright were parties to an employment agreement that expired by its terms on May 10, 2006. Mr. Wright will continue to serve the Company at the pleasure of the Board.

(c) As described in Item 1.01, on May 10, 2006 the Board of Directors appointed David S. Haffner to succeed Felix E. Wright as Chief Executive Officer of the Company. Also on May 10, 2006, the Board appointed Karl G. Glassman to succeed Mr. Haffner as Chief Operating Officer.

In connection with the promotions, the Company entered into employment and severance agreements with Messrs. Haffner and Glassman on May 10, 2006. These agreements are described in Item 1.01 and are incorporated herein by reference.

Mr. Haffner, age 53, was elected President of the Company in 2002 and Chief Operating Officer in 1999. He served as the Company’s Executive Vice President from 1995 to 2002 and has served the Company in other capacities since 1983. Mr. Haffner has served as a director of the Company since 1995 and also serves as a director of Bemis Company, Inc., a manufacturer of flexible packaging and pressure sensitive materials.

Mr. Glassman, age 47, was elected Executive Vice President of the Company in 2002 and has served as President of the Residential Furnishings Segment since 1999. He previously served the Company as Senior Vice President from 1999 to 2002 and President of Bedding Components from 1996 through 1998. Mr. Glassman has served the Company in various capacities since 1982. He has served as a director of the Company since 2002.

Mr. Haffner and Mr. Glassman have no family relationships with any other director or executive officer of the Company. In addition, there are no related party transactions between the Company and Messrs. Haffner and Glassman other than those described in the “Related Party Transactions” section of the Proxy Statement, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

Press release attached as Exhibit 99.1 and dated May 10, 2006 described in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit No.	Description

	10.1	David S. Haffner Employment Agreement dated May 10, 2006

	10.2	David S. Haffner Severance Benefit Agreement dated May 10, 2006

	10.3	Karl G. Glassman Employment Agreement dated May 10, 2006

	10.4	Karl G. Glassman Severance Benefit Agreement dated May 10, 2006

	10.5	Summary Sheet for Executive Cash Compensation

	99.1	Press Release, dated May 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 10, 2006	By	/s/ Ernest C. Jett
Ernest C. Jett
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	David S. Haffner Employment Agreement dated May 10, 2006

10.2	David S. Haffner Severance Benefit Agreement dated May 10, 2006

10.3	Karl G. Glassman Employment Agreement dated May 10, 2006

10.4	Karl G. Glassman Severance Benefit Agreement dated May 10, 2006

10.5	Summary Sheet for Executive Cash Compensation

99.1	Press Release, dated May 10, 2006